UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2008

CASH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	87-0398535 (I.R.S. employer identification number)
Commission file number: 1-31955
7350 Dean Martin Drive, Suite 309
Las Vegas, Nevada 89139
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (702) 987-7169

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On August 8, 2008, Cash Systems, Inc., a Delaware corporation (the “Company”) completed its merger (the “Merger”) with Card Acquisition Subsidiary, Inc., a Delaware corporation (“Merger Sub”), as a result of which the Company is now a wholly-owned subsidiary of Global Cash Access, Inc., a Delaware corporation (“GCA”). The Merger was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 13, 2008, by and among the Company, GCA and Merger Sub.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On August 7, 2008, at the Company’s annual meeting of stockholders, the Company’s stockholders adopted and approved the Merger Agreement by the requisite vote required under the Delaware General Corporation Law and on August 8, 2008 the Company consummated the Merger. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of GCA. Each previously outstanding share of the Company’s common stock was converted into the right to receive $0.50 in cash, without interest and each option to purchase the Company’s common stock was canceled in exchange for the right to receive the excess, if any, of $0.50 over the aggregate exercise price of such option multiplied by the number of shares subject to the option.
     The foregoing description of the Merger and the Merger Agreement is not comprehensive. A copy of the Merger Agreement and description of the Merger are contained in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (“SEC”) on July 10, 2008, as supplemented on August 4, 2008, which is incorporated herein by reference.
     On August 7, 2008, the Company issued a press release announcing the Company’s stockholders’ adoption and approval of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On August 8, 2008, the Company issued a press release announcing, among other things, the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On August 4, 2008, the Company received a notice (the “Notice”) from The NASDAQ Stock Market (“NASDAQ”) indicating that the Company has not regained compliance with NASDAQ Marketplace Rule 4450(b)(3); due to the Company’s common stock not maintaining a minimum market value of publicly held shares of $15,000,000 as required for continued listing under such rule.
     The Company previously received notices on May 1, 2008 and May 2, 2008 from NASDAQ relating to non-compliance with NASDAQ Marketplace Rules 4450(a)(5) (minimum bid price requirement) and 4450(b)(3) (market value of publicly held shares requirement) (together the “Prior Notices”). A more complete description of the Prior Notices is contained in Item 3.01 of the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2008, which is incorporated herein by reference.
     In the Notice, NASDAQ notified the Company that, unless the Company requests an appeal of its determination of non-compliance, trading of the Company’s common stock will be suspended at the opening of business on August 13, 2008 and a Form 25-NSE will be filed by NASDAQ with the SEC to remove the Company’s common stock from listing on The Nasdaq Global Market. Alternatively, the Notice provides that the Company could apply by August 11, 2008 to transfer its common stock to The NASDAQ Capital Market if it satisfies all such listing requirements.
     A copy of the press release issued by the Company announcing, among other things, the receipt of the Notice from NASDAQ is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     On August 8, 2008 the Company notified NASDAQ of the consummation of the Merger and requested that NASDAQ file a Form 25 with the SEC to report that the Company’s common stock is no longer listed on The Nasdaq Global Market. The Company expects its common stock will cease trading on The Nasdaq Global Market effective prior to the opening of the market on August 11, 2008.

Item 3.03.	Material Modification to Rights of Security Holders.
     The information set forth in Items 2.01 and 5.03 of this report is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.
     The information set forth in Item 2.01 of this report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 8, 2008, in connection with the consummation of the Merger, all of the current directors of the Company (namely: Michael D. Rumbolz, Patrick R. Cruzen, Patricia W. Becker and Donald D. Snyder) resigned as of the effective time of the Merger and the directors of Merger Sub (namely: Scott Betts and George Gresham) became the directors of the Company.
     In addition, at effective time of the Merger, Michael D. Rumbolz (chief executive officer, president and chairman of the board of directors) and Andrew Cashin (executive vice president, chief financial officer and treasurer) resigned from their officer positions with the Company; provided that Mr. Rumbolz and Mr. Cashin will remain as employees of the Company. In addition, at the effective time, Mr. Rumbolz was appointed as the president, secretary and treasurer of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 8, 2008, in connection with the consummation of the Merger, the Company’s Amended and Restated Certificate of Incorporation was amended in full and, as further provided in the Merger Agreement, the Bylaws of Merger Sub, as in effect immediately prior to the Merger, became the Bylaws of the Company. Copies of the Amended Certificate of Incorporation and the Company’s amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.
     On August 7, 2008, the Company issued a press release announcing the Company’s stockholders’ adoption and approval of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On August 8, 2008, the Company issued a press release announcing, among other things, the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
3.1	Amended Certificate of Incorporation

3.2	Bylaws

99.1	Press Release dated August 7, 2008

99.2	Press Release dated August 8, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cash Systems, Inc. (Registrant)
Dated: August 8, 2008	By:	/s/ Michael Rumbolz
		Name:	Michael Rumbolz
		Title:	President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Amended Certificate of Incorporation

3.2	Bylaws

99.1	Press Release dated August 7, 2008

99.2	Press Release dated August 8, 2008